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                                                                   Exhibit 23


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements Nos. 33-2287 and 33-2302 on Forms S-8 and Registration Statement No. 33-9243 on Form S-3 of Citizens First Bancorp, Inc., of our report on the 1993 financial statements dated January 18, 1994, incorporated by reference in the Annual Report on Form 10-K of Citizens First Bancorp, Inc. for the year ended December 31, 1993.










/s/ DELOITTE & TOUCHE
Parsippany, New Jersey
March 17, 1994